[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.41

AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2020 (the “Effective Date”) is entered into among the Credit Parties, the Agents and the Lenders (each as defined below) to amend that certain Revolving Credit Agreement, dated as of August 19, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as further amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE IV, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”) and as a Seller (in such capacity, a “Seller”), OppWin, LLC (“OppWin”), as a Seller (in such capacity, a “Seller”; the Borrower, the Company, the Servicer, the Originator and each Seller, collectively, the “Credit Parties”), BMO Harris Bank N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”) and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Servicer, the Originator, the Sellers, the Agents and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and

WHEREAS, in response to the COVID-19 outbreak, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.    Amendments to Credit Agreement. Effective as of the date of this Amendment and subject to satisfaction of the conditions precedent set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order to read in their entirety as follows:

“COVID-19 Modification” means a modification to a Receivable that (a) is granted by the Borrower or the Servicer to an Obligor whose health or employment was or is affected by the COVID-19 outbreak, (b) is granted during the period from and including April 1, 2020 through and including July 31, 2020, (c) relates to a Receivable that was an Eligible Receivable as of March 31, 2020, and (d) consists of (i) first, a reduction or deferral of payment for up to 30 days, so long as the unpaid balance is added at the end of the term under the contractual amortization of the Receivable and (ii) thereafter, if applicable, reduction of payments by up to [***]% for up to 90 days, so long as the entirety of such reduced payment amount is applied in its entirety to pay down the principal balance of the Receivable.

“COVID-19 Restriction Period” means the period beginning on the Third Amendment Effective Date and ending on July 31, 2020.

“Third Amendment” means that certain Amendment No. 3 to Revolving Credit Agreement dated as of May 5, 2020, by and among the Credit Parties, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the date upon which the Third Amendment becomes effective pursuant to its terms.

(b)    Section 5.11 of the Existing Credit Agreement is hereby amended by amending and restating clauses (a)(iv) and (a)(v) in their entirety as follows:

(iv)    Minimum Reserve Ratio. As of the last day of each month for the four (4) months then ended, the ratio of (A) the ending reserve balance for credit losses on the consolidated balance sheet of the Company and its Subsidiaries for the one (1) month then ended to (B) cumulative losses on consumer installment loans, consumer lines of credit and other finance receivables of the Company and its Subsidiaries (net of recoveries thereon) during the four (4) months then ended, is equal to or greater than [***].

(v)    Maximum Net Charge-Offs. As of the last day of each month for the six (6) months then ended, the ratio (expressed as a percentage) of (A) charge-offs of consumer installment loans, consumer lines of credit and other finance receivables of the Company and its Subsidiaries (net of recoveries thereon) during the six (6) months then ended to (B) the average month-end balance of consumer installment loans, consumer lines of credit and other finance receivables of the Company and its Subsidiaries over the six (6) month period then ended, shall not be greater than (x) for the months ended July 31, 2020, August 31, 2020 and September 30, 2020, [***]% and (y) for every other month, [***]%.

(c)    Section 6 of the Existing Credit Agreement is hereby amended by adding a new Section 6.18 immediately following Section 6.17 to read in its entirety as follows:

Section 6.18.    Additional COVID-19 Related Covenants.

(a)    COVID-19 Modification Report. No later than the third Business Day following the end of each calendar week during the COVID-19 Restriction Period in which there are any Receivables which have received any COVID-19

Modification, the Borrower shall prepare and deliver to the Administrative Agent a report summarizing the COVID-19 Modifications entered into by the Borrower through the end of such week (including reference to the total balance of Receivables and the deferred or extended payments thereof affected thereby), which report shall be in form and substance and with such detail as the Administrative Agent may reasonably request.

(b)    COVID-19 Policy Modifications. The applicable Credit Policies and Servicing Policies have been modified to permit COVID-19 Modifications. Pursuant to Section 6.15 of the Credit Agreement, the Administrative Agent hereby consents to COVID-19 Modifications being permitted by the applicable Credit Policies and Servicing Policies (it being acknowledged and agreed by the Credit Parties that, other than permitting COVID-19 Modifications, the Credit Policies and Servicing Policies remains in full force and effect).

(c)    Restricted Payments. Notwithstanding anything to the contrary contained in Section 5.11(a)(vi) and Section 5.11(b)(iv) (Restricted Payments), during the COVID-19 Restriction Period, no payments shall be permitted to be made by the Borrower or the Company pursuant to Section 5.11(a)(vi) and Section 5.11(b)(iv) other than tax distributions permitted therein.

(d)    Subordinated Debt. Notwithstanding anything to the contrary contained in Section 6.17 of the Credit Agreement (Subordinated Debt) or in any subordination agreement relating to Subordinated Debt, during the COVID-19 Restriction Period and except as provided for below, no Credit Party shall make any cash interest payments in respect of any Subordinated Debt, provided that any interest on Subordinated Debt not paid during the COVID-19 Restriction Period may continue to accrue or be capitalized to principal on such Subordinated Debt, all of which shall constitute Subordinate Debt that may be paid after the COVID-19 Restriction Period in accordance with the terms of the relevant subordinated promissory note and subordination agreement. For the avoidance of doubt, all restrictions set forth in any subordination agreement relating to Subordinated Debt remains in full force and effect. The Credit Parties shall cause the holder of Subordinated Debt outstanding on the Third Amendment Effective Date to acknowledge and agree to the provisions of this Section 6.18(d) pursuant to an acknowledgment to the Third Amendment in form and substance acceptable to the Administrative Agent.

(d)    Appendix C of the Existing Credit Agreement is hereby amended by amending and restating paragraphs 15, 18 and 23 to read in their entirety as follows:

15.    Other than for a COVID-19 Modification during the COVID-19 Restriction Period, the term to maturity of such Receivable has not been extended by the Servicer for more than thirty (30) days.

18.    Such Receivable is not a Charged-Off Receivable or a Delinquent Receivable or a Receivable with more than one missed Scheduled Receivable

Payment, other than for a COVID-19 Modification during the COVID-19 Restriction Period; and the Obligor is not otherwise in default with respect to such Receivable or the Contract related thereto.

23.    Other than for a COVID-19 Modification during the COVID-19 Restriction Period, the terms, conditions and provisions of such Receivable (i) have not been amended, modified, restructured or waived except in accordance with the Credit Policies and (ii) have not been the subject of a Material Modification (other than a one-time extension of the term to maturity of up to thirty (30) days as disclosed to the Administrative Agent).

(e)    Appendix C of the Existing Credit Agreement is hereby amended by adding the following paragraph at the end of such Appendix to read in its entirety as follows:

Notwithstanding anything to the contrary set forth herein, with respect to any Receivable that has been subject to a COVID-19 Modification, such Receivable shall be permitted to be an Eligible Receivable after July 31, 2020 solely to the extent the payments on such Receivable are thereafter made in accordance with such Receivable’s original contract terms, rather than any reduced payment terms allowed pursuant to a COVID-19 Modification.

(f)    Appendix D of the Existing Credit Agreement is hereby amended by amending and restating paragraph 10 in its entirety as follows:

10.    The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables which have been modified to extend the term to maturity, other than pursuant to a COVID-19 Modification during the COVID-19 Restriction Period, exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.

(g)    Exhibit C-2 attached to the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C-2 attached hereto.

3.    Limitation of Amendments.

(a)    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Credit Agreement, any other Credit Document or any other related document.

(b)    This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, as amended by this Amendment, and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean and refer to the Amended Credit Agreement.

4.    Representations and Warranties.

(a)    Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.

(b)    Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)    Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

5.    Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)    The Administrative Agent shall have received this Amendment duly executed by the Credit Parties and the Lenders.

(b)    TCS Global Holdings LP as the holder of Subordinated Debt, shall have executed and delivered its reaffirmation, acknowledgement and consent to this Amendment in the form set forth below.

(c)    Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

(d)    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

6.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.    Guarantor(s) Reaffirmation. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to any modification of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms to the the Agents and the Lenders that, after giving effect to the foregoing Amendment, its Guaranty and each other Credit Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the waivers or modifications to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or modifications to the Credit Agreement.

8.    Reference to Credit Agreement; Amendment as a Credit Document. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.”

9.    Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

10.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

12.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agents of a manually signed paper Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

13.    No Waiver. Other than as specifically set forth in Section 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

14.    Release. To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against the Lenders, the Agents and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, arising out of, in connection with, as a result of, or in any way related to this Amendment and each Credit Document on or before the date of this Amendment and each of Credit Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

15.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

16.    Applicable Law. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

17.    Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

18.    Time. Time is of the essence of this Amendment.

[Page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE IV, LLC,
as Borrower

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Guarantor and a Seller

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPWIN, LLC,
as a Seller

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to Revolving Credit Agreement

BMO HARRIS BANK N.A., as Administrative Agent,
Collateral Agent, and sole Lender

By:	/s/ Kathryn K. Huszagh
Name:	Kathryn K. Huszagh
Title:	Assistant Vice President

Signature Page to Amendment No. 3 to Revolving Credit Agreement

REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF SUBORDINATED CREDITOR

The undersigned heretofore executed and delivered to the Administrative Agent a separate Amended and Restated Debt Subordination Agreement, dated on or about August 19, 2019 (as amended or otherwise modified from time to time, the “Subordination Agreement”). The undersigned acknowledges and consents to the Amendment No. 3 to Revolving Credit Agreement set forth above (the “Amendment”) and agrees to be bound thereby. Without limiting the foregoing, the undersigned acknowledges and consents to the provisions of Section 6.18(d) of the Credit Agreement added pursuant to the Amendment and agrees not to accept or receive any payments (whether for principal, interest or otherwise) of Subordinated Debt owing to it during the COVID-19 Restriction Period and thereafter payments shall be permitted only to the extent permitted by Section 6.18 of the Credit Agreement and the Subordination Agreement. The undersigned confirms that the Subordination Agreement executed by the undersigned, and all of the undersigned’s obligations thereunder, remain in full force and effect, subject to the additional payment restriction described above. The undersigned further agrees that the consent of the undersigned to any further amendment or modification to the Credit Agreement or any of the other Credit Documents referred to therein shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the Amendment and maintaining credit outstanding to the Borrower.

TCS GLOBAL HOLDINGS LP

By	TCS Group LLC, no in an individual or corporate capacity, but solely in its capacity as general partner of TCS Global Holdings LP

By:	/s/ Tracy D. Ward
Name: Tracy D. Ward
Title: Co-Manager

By:	/s/ Todd G. Schwartz
Name: Todd G. Schwartz
Title: Co-Manager

[REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF SUBORDINATED CREDITOR]